Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with this Amendment No. 1 to the quarterly report of MetroCorp Bancshares, Inc. (the “Company”) on Form 10-Q/A for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David C. Choi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company.

/s/ David C. Choi
David C. Choi
Chief Financial Officer
March 14, 2006